As filed with the Securities and Exchange Commission on January 12, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): January 6, 1998


                                  HemaSure Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0-19410                04-3216862
-----------------------------       -------------        --------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
of incorporation)                    File Number)         Identification No.)




140 Locke Drive, Marlborough, Massachusetts                         01752
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


(Registrant's telephone number, including area code):         (508) 485-6850
                                                       ---------------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Pursuant to the request of the Nasdaq Listing Qualifications Panel (the "Panel"), and in connection with the Panel's determination to grant HemaSure Inc. (the "Company") listing on the Nasdaq Small Cap Market, included in Item 7 below are the consolidated balance sheets of the Company as of November 30, 1997.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of the Registrant.

         Consolidated Balance Sheets of the Registrant as of November 30,
         1997, historical (unaudited) and pro forma as adjusted..............F-1
         Note to Consolidated Balance Sheets.................................F-2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HEMASURE INC.
                                          (Registrant)



Date: January 12, 1998                    By: /s/ James B. Murphy
                                              --------------------
                                              Name:   James B. Murphy
                                              Title:  Senior Vice President
                                                      Finance and Administration

                                  HemaSure Inc.
                           Consolidated Balance Sheets


(In thousands)                                                                        November 30, 1997
                                                        ---------------------------------------------------------------
                                                                  Historical
                                                                 (unaudited)
                                                                    Before              Pro forma           As Adjusted
                                                                  Adjustments        Adjustments(1)         (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents                                   $   2,289                                      $   2,289
   Marketable securities                                           6,784                                          6,784
   Accounts receivable                                               457                                            457
   Inventories                                                       423                                            423
   Assets held for sale                                              150                                            150
   Prepaid expenses                                                   49                                             49
                                                       ----------------------------------------------------------------
   Total current assets                                           10,152                       --                10,152
Property and equipment, net                                        1,944                                          1,944
Other assets                                                          65                                             65
                                                       -----------------      -------------------      ----------------
   Total assets                                                 $ 12,161                 $     --             $  12,161
                                                       =================      ===================      ================

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities:
      Accounts payable                                        $      866                                      $     866
      Accrued restructuring expenses                                 532                                            532
      Accrued expenses                                             1,217                                          1,217
      Note payable - current portion                                  28                                             28
      Capital lease obligations-current portion                      242                                            242
                                                       ----------------------------------------------------------------
      Total current liabilities                                    2,885                       --                 2,885
   Capital lease obligations                                         342                                            342
   Note payable                                                       84                                             84
   Convertible subordinated note payable                           8,687                  (8,687)                    --
                                                       ----------------------------------------------------------------
   Total liabilities                                              11,998                  (8,687)                 3,311
                                                       ----------------------------------------------------------------
Stockholders' equity:
   Common stock                                                       82                        8                    90
   Additional paid-in-capital                                     60,753                    8,679                69,432
   Unearned compensation                                           (216)                                          (216)
   Unrealized holding loss of available for sale
      marketable securities                                          (3)                                            (3)
   Accumulated deficit                                          (60,453)                                       (60,453)
                                                       -----------------      -------------------      ----------------
   Total stockholders' equity                                        163                    8,687                 8,850
                                                       -----------------      -------------------      ----------------
   Total liabilities and stockholders' equity                   $ 12,161                 $     --              $ 12,161
                                                       =================      ===================      ================

Note to Consolidated Balance Sheets

(1) The pro forma adjustment reflected in the balance sheet of November 30, 1997 represents the conversion of debt by HemaSure Inc. (the "Company") related to a Restructuring Agreement, dated January 23, 1997 (the "Restructuring Agreement"), in connection with the acquisition of the plasma product unit of Novo Nordisk in May 1996. The principal amount of the Note was approximately $11,700,000. The conversion reflected in this pro forma Consolidated Balance Sheet includes the assumed forgiveness of approximately $3,000,000 of this debt pursuant to the terms of the Restructuring Agreement between the Company and the holder of the note. There is no impact on the Consolidated Statement of Operations or the Consolidated Statement of Cash Flows of the Company from this pro forma adjustment. The holder of the note has contested the forgiveness of the $3,000,000 amount. The Company believes that such claims are without merit. However, the impact on Total stockholders' equity in the balance sheet would be the same even if it were to be determined that the $3,000,000 forgiveness was not warranted because the loss on re-establishment of the $3,000,000 obligation, and its inclusion in accumulated deficit, would be offset by the issuance of additional common shares with related increases to common stock at par and additional paid-in-capital.



                                       F-2